Fees Summary	Oct. 01, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 181.55
Total Fee Amount	181.55
Total Transaction Valuation	1,314,602.89
Total Offset Amount	0.00
Net Fee	$ 0.00
Offset Table N/A	N/A